SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                          [Amendment No. ___________]

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement
     [ ] Confidential, for use of the Commission only (as permitted by
          Rule 14a-6(e)(2))
     [ ] Definitive proxy statement
     [ ] Definitive additional materials
     [ ] Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             DOCUCON, INCORPORATED
                (Name of Registrant as Specified in Its Charter)

    _______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) or Schedule 14A.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

         ____________________________________________________________________

     (2) Aggregate number of securities to which transactions applies:

         ____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ____________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         ____________________________________________________________________

     (5) Total fee paid:

         ____________________________________________________________________

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

         ____________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:

         ____________________________________________________________________

     (3) Filing party:

         ____________________________________________________________________

     (4) Date filed:

         ____________________________________________________________________


                              DOCUCON, INCORPORATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                  April 15, 1996

         The annual meeting of Stockholders of Docucon, Incorporated (the "Company") will be held at Embassy Suites, Northwest, 7750 Briaridge, San Antonio, Texas 78230, on Tuesday, May 21, 1996, at 12:00 Noon, C.D.T., for the following purposes:

         1. To elect six Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

         2. To transact such other business as may properly come before the Annual Meeting, or any adjournment thereof.

         Stockholders of record at the close of business on April 8, 1996, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         If you cannot attend the Annual Meeting in person, please date and execute the accompanying Proxy and return it promptly to the Company. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not of itself serve to revoke your Proxy.





                                                     RALPH BROWN
                                                     Secretary

                              DOCUCON, INCORPORATED


                                 PROXY STATEMENT

                                  INTRODUCTION

         This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share, of Docucon, Incorporated (the "Company") in connection with the solicitation of Proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 21, 1996, or any adjournment thereof. A form of Proxy for use at the Annual Meeting is also enclosed. Any such Proxy may be revoked by a stockholder at any time before it is exercised by either giving written notice of such revocation to the Secretary of the Company or submitting a later-dated Proxy to the Company prior to the Annual Meeting. A stockholder attending the Annual Meeting may revoke his Proxy and vote in person if he desires to do so, but attendance at the Annual Meeting will will not of itself revoke the Proxy.

         The Company's principal executive offices are located at 7461 Callaghan Road, Suite 200, San Antonio, Texas 78229. The Company's telephone number is
(210) 525-9221.

         Proxy materials will be mailed to stockholders by the Management of the Company on or about April 15, 1996. Solicitation of proxies on behalf of the Company may be made by mail, telephone or telegram by the officers or regular employees of the Company, who will receive no additional compensation therefor. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The entire expense of solicitation, including the cost of preparing, assembling and mailing the proxy materials, will be borne by the Company.

         The purpose of the Annual Meeting of Stockholders is to elect a Board of Directors to serve until the next Annual Meeting of Stockholders. The Company is not aware at this time of any other matters that will come before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their judgment of such matters. Shares represented by executed and unrevoked Proxies will be voted in accordance with instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the Board of Directors. Abstentions and broker non-votes will not be counted for purposes of determining whether any given proposal has been approved by the stockholders of the Company. Accordingly, abstentions and broker non-votes will not affect the vote to be taken on the election of Directors, which requires for approval the affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

         As to all matters that may come before the Annual Meeting, each stockholder will be entitled to one vote for each share of Common Stock of the Company held by him at the close of business on April 8, 1996. The holders of a majority of the shares of Common Stock of the Company presented in person or by proxy and entitled to vote will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum. At April 8, 1996, the record date for the Annual Meeting, there were 11,891,144 shares of Common Stock outstanding and 21 shares of Series A Cumulative Convertible Preferred Stock ("Series A Preferred Stock") outstanding, each share of which is entitled to cast 33,333 votes. With respect to references to votes to be taken at the Annual Meeting of the Stockholders herein, the term "Common Stock" shall include the Company's Common Stock and the shares of Common Stock into which the outstanding Series A Preferred Stock may be converted, and with respect to which the holders of such Preferred Stock are entitled to vote. Thus, the equivalent number of shares entitled to vote at the Annual Meeting of Stockholders is 12,591,137 (11,891,144 shares of Common Stock and 699,993 shares of Common Stock obtainable upon conversion of Series A Preferred Stock).

PROPOSALS BY STOCKHOLDERS

         Any proposals by stockholders of the Company intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's Proxy Statement and form of Proxy by December 21, 1996.

                              ELECTION OF DIRECTORS

NOMINEES FOR DIRECTORS

         At the Annual Meeting, six Directors are to elected. The Bylaws of the Company permit the Board of Directors to determine the number of Directors of the Company. Unless other instructions are specified, the enclosed Proxy will be voted in favor of the persons named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. In the event any of the nominees shall be unable to serve as a Director, it is the intention of the persons designated as proxies to vote for substitutes selected by the Board of Directors. The Board of Directors of the Company has no reason to believe that any of the nominees named below will be unable to serve if elected.

         The following table sets forth certain information concerning the six nominees for Director of the Company:

                                                          Principal Occupation
                                                           and All Positions                         A Director
        NAME                               AGE             WITH THE COMPANY                             SINCE
        -----------------------------------------------------------------------------------------------------
     Edward P. Gistaro                     60          Chairman of the Board and                        1988
                                                        Chief Executive Officer
                                                              and Director

     Allan H. Hobgood                      57         President and Chief Operating                     1992
                                                          Officer and Director

     Ralph Brown                           62               Attorney, San Antonio,                      1987
                                                        Texas, Secretary and Director

     Al R. Ireton                          61                   Chairman,                               1993
                                                           Manchester Partners
                                                               and Directors

     Philip J. Romano                      56                Private Investor,                          1987
                                                            San Antonio, Texas
                                                                and Director

     Chauncey E. Schmidt                   64             Chairman, C.E. Schmidt                        1993
                                                               & Associates
                                                               and Director

         Edward P. Gistaro has served as Chief Executive Officer of the Company since June 4, 1988 and served as President from July 10, 1988 until March 18, 1991. Mr. Gistaro was employed by Datapoint Corporation, a company involved in the manufacturing of computer systems, in various managerial positions from 1973 to 1987. From 1982 to 1985 Mr. Gistaro served as the President and Chief Operating Officer of Datapoint Corporation, and he served from 1985 to 1987 as its President and Chief Executive Officer.

         Allan H. Hobgood was elected Chief Operating Officer of the Company on April 16, 1991 and President of the Company on November 4, 1992. Mr. Hobgood had served as the Company's Vice President of Marketing from August 25, 1988 to April 16, 1991. From January 1988 until August 1988, Mr. Hobgood served as Vice President of Sales for Advanced Signing, Inc., a commercial sign firm, and from 1981 to March, 1987, Mr. Hobgood held several managerial positions relating to marketing, including Vice President of U.S. Sales, at Datapoint Corporation.

         Ralph Brown, an attorney in private practice since 1968, has served as Secretary of the Company since May 1, 1987. From 1987 to 1989, he served also as Treasurer of the Company. Mr. Brown has also served since 1975 as President of Cherokee Ventures, Inc., a real estate leasing firm, since 1978 as President of East Central Development Corporation and since 1982 as President of Southeast Suburban Properties, Inc. The latter two businesses are real estate development firms.

         Al R. Ireton was elected as a Director of the Company in May 1993. Mr. Ireton has been Chairman of Manchester Partners, an investment and growth strategy advisory organization providing capital and strategic assistance to growing companies, since October 1988. From 1985 through September 1988, he served as President and Chief Executive Officer of Texet Corporation, a desktop publishing company. Mr. Ireton has 25 years' experience serving as president and chief executive officer of growth-oriented companies, and has served on several corporate boards.

         Philip J. Romano served as Chairman of the Board of the Company from September 6, 1988 until June 4, 1989. Mr. Romano founded Fuddruckers, Inc. and served as a director of that company from its inception in 1979 until November 1988. Mr. Romano was President of Fuddruckers, Inc. from its inception until January 1985. Since January 1985, Mr. Romano has been a private investor.

         Chauncey E. Schmidt was elected to the Board of Directors of the Company in February 1993. He has been Chairman of C. E. Schmidt & Associates, an investment firm, since April 1989. From 1987 to March 1989, he was Vice Chairman of the Board of AMFAC, Inc., a New York Stock Exchange-listed company engaged in diversified businesses. He has previously served as President of The First National Bank of Chicago and Chairman of the Board and Chief Executive Officer of The Bank of California, N.A. Mr. Schmidt is on the Board of Trustees of the
U. S. Naval War College Foundation and is active in several civic and charitable organizations.

         All nominees for Director are currently serving as Directors of the Company. Directors hold office until the next Annual Meeting of Stockholders of the Company and until their successors are elected and qualified. Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.


MANAGEMENT MATTERS

         There are no arrangements or understandings known to the Company between any of the Directors, nominees for Director or executive officers of the Company and any other person pursuant to which any such person was elected as a Director or an executive officer, except the Employment Agreements between the Company and each of Edward P. Gistaro and Allan H. Hobgood, respectively, described under "Executive Compensation" in this Proxy Statement. There are no family relationships between any Directors, nominees for Director or executive officers of the Company. The Board of Directors of the Company held a total of four meetings in 1995.

         The Board of Directors has an Executive Compensation Committee and Stock Option Committee, each consisting of Messrs. Ralph Brown, Al Ireton, Philip J. Romano and Chauncey Schmidt. The Executive Compensation Committee reviews the salaries, incentive compensation and other direct and indirect benefits for all Company Officers. During 1995, the Executive Compensation Committee held four meetings. The Stock Option Committee determines all stock option grants the Company's 1988 Stock Option Plan. During 1995, the Stock Option Committee held four meetings.

         The Company has no other standing audit, nominating or compensation committee of the Board of Directors.

COMPLIANCE WITH SECTION 16(A) OF THE
   SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the Boston Stock Exchange. Officers, Directors and beneficial owners of more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no reports on Form 5 were required, the Company believes that for the period from January 1, 1995 through March 31, 1996, all officers, Directors and greater-than-10% beneficial owners complied with all Section 16(a) filing requirements applicable to them.



                             EXECUTIVE COMPENSATION
GENERAL
The following table sets forth compensation paid or awarded to the Chief Executive Officer and the only other executive officer of the Company whose compensation exceeded $100,000 for all services rendered to the Company in 1995, 1994 and 1993:

                           SUMMARY COMPENSATION TABLE
                                                   ANNUAL COMPENSATION     LONG-TERM COMPENSATION
                                                   -------------------     ----------------------
                                                         Bonus/Annual    Securities    Long-Term         All
                                                           Incentive     Underlying    Incentive      Other Com-
NAME AND PRINCIPAL POSITION          YEAR      SALARY      AWARD (1)      OPTIONS       PAYOUTS      PENSATION (2)
-----------------------------------------      ----------------------    -----------------------------------------

Edward P. Gistaro                   1995     $129,192       $  ---            ---         ---            $ 697
Chairman of the Board               1994      102,701       20,000         45,000         ---            1,541
and Chief Executive Officer         1993       99,998       43,760         50,000         ---            2,220

Allan H. Hobgood                    1995      100,256       68,637            ---         ---
President and                       1994       99,732       48,047         45,000         ---            2,250
Chief Operating Officer             1993       96,000      106,421         40,000         ---            2,539

--------------------
     (1) Mr. Gistaro is eligible to receive target bonus payments totalling $76,000 under the 1996 Management Incentive Bonus Plan as approved by the Compensation Committee of the Board of Directors. These payments may be increased or decreased depending upon the percentage of achievements of specified goals, which include revenues and returns on assets.

     Mr. Hobgood is eligible to receive 5.5% of the government and commercial division profits.
     (2) Matching contributions under the Company's 401(k) Plan.

STOCK OPTION GRANTS IN 1995

There were no grants of stock options in 1995 to individual, Chief Executive Officer or any other executive officers whose compensation exceed $100,000 for all services rendered to the Company in 1995.

STOCK OPTION EXERCISES IN 1995 AND OPTION VALUES AT DECEMBER 31, 1995

                                                                                                VALUE OF UNEXERCISED
                                    SHARES                 NUMBER OF UNEXERCISED OPTIONS        IN-THE-MONEY OPTIONS
                                   ACQUIRED                    AT DECEMBER 31, 1995             AT DECEMBER 31, 1995
                                      ON        VALUE      ----------------------------------------------------------------
                 NAME              EXERCISE    REALIZED      EXERCISABLE     UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------------

Edward P. Gistaro ..................  ---        $ ---        250,000           15,000          $   ---          $    ---
Allan H. Hobgood ...................  ---          ---        240,000           15,000              ---               ---

EMPLOYMENT AGREEMENTS

         Both Edward P. Gistaro and Allan H. Hobgood have employment agreements with the Company. Pursuant to such agreements, Mr. Gistaro is to be paid $100,000 per annum and Mr. Hobgood is to be paid $96,000 per annum and 5.5% of the profits of the government and commercial divisions. The agreements do not have fixed terms, and are terminable upon 30 days' prior written notice by either the Company or the employee, or by the Company "for cause" at any time. Further, each agreement requires that the employee keep Company matters confidential, restricts the employee from being directly or indirectly involved with any entity in a business competitive with that of the Company for a period of years following the termination of the agreement, and provides for a severance payment to the employee in the event he is terminated by the Company without cause.

STOCK OPTIONS

1988 STOCK OPTION PLAN

         The Company has a 1988 Stock Option Plan, currently covering an aggregate of 1,360,000 shares of Common Stock. The 1988 Stock Option Plan provides for the grant to officers, Directors and key employees of the Company of incentive stock options ("ISOs") intended to qualify under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options ("NQSOs"). The 1988 Stock Option Plan was approved by the stockholders of the Company on November 15, 1988. Amendments to the 1988 Stock Option Plan increasing the number of shares covered thereby were approved by the stockholders of the Company on April 21, 1989, May 14, 1991 and May 7, 1992. As of March 15, 1996, there were outstanding under the 1988 Stock Option Plan options to purchase 1,144,650 shares of the Company's Common Stock at prices ranging from $.41 to $.875 per share.

         Under the 1988 Stock Option Plan, which is administered by the Stock Option Committee of the Board of Directors, key employees may be granted options to purchase shares of the Company's Common Stock at 100% of fair market value on the date of grant (or 110% of fair market value in the case of an ISO granted to a 10% stockholder/grantee). The 1988 Stock Option Plan expires on October 31, 1998. Options granted under the 1988 Stock Option Plan must be exercised within ten years from the date of grant, vest at varying times, as determined by the Stock Option Committee, are nontransferable except by will or pursuant to the laws of descent and distribution, are protected against dilution and expire within three months after termination of employment, unless such termination is by reason of death or disability or for cause. All shares purchased upon exercise of any option must be paid in full at the time of purchase, in accordance with the terms set forth in the option. Such payment must be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock, all as determined by the Stock Option Committee. The Stock Option Committee may determine other terms applicable to particular options. The aggregate fair market value (determined at the time each ISO is granted) of the shares of Common Stock with respect to which ISOs issued to any one person under the 1988 Stock Option Plan are exercisable for the first time during any calendar year may not exceed $100,000.

1991 DIRECTOR NON-STATUTORY STOCK OPTION PLAN

         The Company also has a 1991 Director Non-Statutory Stock Option Plan (the "1991 Director Plan"), currently covering an aggregate of 500,000 shares of Common Stock. The 1991 Director Plan was approved by the stockholders of the Company on May 7, 1992 and provides for the grant of NQSOs to non-employee Directors of the Company. As of March 15, 1996, there were outstanding under the 1991 Director Non-Statutory Stock Option Plan options to purchase 320,000 shares of the Company's Common Stock at prices ranging from $.53 to $.56 per share.

         Under the 1991 Director Plan, which is administered by the Board of Directors, non-employee Directors are granted options to purchase 40,000 shares of the Company's Common Stock upon their initial election as Directors and 30,000 shares on the second anniversary date of such election at the then-current market price of such shares. One-third of the initial grant shall vest on each anniversary of the date of grant, and one-third of the second grant shall vest every six months after the date of grant. The 1991 Director Plan expires on February 10, 2001. Under an amendment to the 1991 Director Plan adopted by the Board of Directors in February 1992, each eligible Director will receive an additional annual grant of options covering 10,000 shares of Common Stock, commencing with the fiscal year of the Company immediately following the fiscal year in which all shares of Common Stock covered by the initial grant and the second grant described above are fully vested, and such annual grant will continue each fiscal year thereafter until options covering all shares reserved for issuance under the 1991 Director Plan have been granted. Options granted under the 1991 Director Plan must be exercised within ten years from the date of grant, are nontransferable except by will or pursuant to the laws of descent and distribution, are protected against dilution and expire within three months after termination of service as a Director of the Company, unless such termination is by reason of death or disability or for cause. All shares purchased upon exercise of any option must be paid in full at the time of purchase, in accordance with the terms set forth in the option. Such payment must be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock. The 1991 Director Plan may be amended at any time by vote of the Board of Directors.

         During 1995, Messrs. Ralph Brown and Philip J. Romano, both Directors of the Company, were granted options covering 10,000 shares each of Common Stock at an exercise price of $.53 per share. Messrs. Schmidt and Ireton were granted options covering 30,000 shares each of Common Stock, also at an exercise price of $.53. The exercise price per share of each such option was not less than the closing bid price of the Common Stock reported on The Nasdaq Stock Market on the date of the grant.


EMPLOYEE STOCK PURCHASE PLAN

         In order to promote ownership of the Company's Common Stock by its employees, effective January 1, 1994, the Board of Directors adopted the Company's 1993 Employee Stock Purchase Plan (the "Stock Purchase Plan"), which was approved by the stockholders at the 1994 Annual Meeting of Stockholders. Under the Stock Purchase Plan, eligible employees may elect to have up to 10% of their Base Pay (as defined) deducted and utilized for the purchase of Common Stock of the Company in annual or semiannual offerings to be made by the Company to eligible employees. The Company has reserved 800,000 shares of Common Stock for issuance pursuant to the Stock Purchase Plan. The Company issued 100,583 and 70,983 shares in January 1996 and 1995 pursuant to this Plan at purchase prices of $.32 and $.345 per share, which represents 85% of the closing price on December 29, 1995 and December 30, 1994, respectively.

         Under the Stock Purchase Plan, the Company will make available in each year from January 1, 1994 through December 31, 1997 up to 200,000 shares of Common Stock (plus any unused balance from prior years). Such shares will be offered to participating employees in annual or semiannual offerings. Participating employees will be deemed to have been granted options to purchase Common Stock in each offering in an amount equal to the amount of their respective payroll deductions divided by 85% of the market value of the Common Stock of the Company on the applicable Offering Commencement Date. The option price shall be the lesser of 85% of the closing price of the Common Stock on the Offering Commencement Date (or the next preceding trading day) or 85% of the closing price of Common Stock on the Offering Termination Date (or the next preceding trading day). Unless a participating employee terminates participation as provided in the Stock Purchase Plan, such employee shall be deemed to have exercised such option on the Offering Termination Date and shall be issued a corresponding number of shares of Common Stock.

         The Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors and will expire on December 31, 1997 unless sooner terminated or amended by the Board of Directors.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 1, 1996, by all persons known to the Company to own beneficially more than 5% of the Company's Common Stock.

                                         NAME AND                            AMOUNT AND
                                        ADDRESS OF                            NATURE OF                    PERCENT
  TITLE OF CLASS                     BENEFICIAL OWNERS                  BENEFICIAL OWNERSHIP               OF CLASS
  -----------------------------------------------------------------------------------------------------------------
Common Stock,                  Demuth, Folger & Terhune                      900,000 (1)                     7.0%
par value $.01                 One Exchange Plaza
per share                      55 Broadway
                               New York, New York 10006

(1) Consists of 900,000 shares of Common Stock underlying a Warrant to Purchase Common Stock exercisable at an exercise price of $2.00 per Share. The percentage of ownership is calculated based on 13,491,137 shares of outstanding.

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of March 1, 1996 (a) by each of the Company's directors, (b) by the Company's Chief Executive Officer and its only other executive officer whose 1995 compensation exceeded $100,000, and (c) by all Directors and executive officers as a group.

                                   NAME AND                             AMOUNT AND
                                  ADDRESS OF                             NATURE OF                        PERCENT
  TITLE OF CLASS             BENEFICIAL OWNER (1)                BENEFICIAL OWNERSHIP (2)               OF CLASS (3)
  ------------------------------------------------------------------------------------------------------------------

Common Stock,              Edward P. Gistaro                            488,529   (4)                              3.80%
par value $.01             Allan H. Hobgood                             327,687   (5)                              2.55%
per share                  Ralph Brown                                  273,100   (6)                              2.15%
                           Al R. Ireton                                  36,666   (7)                               .29%
                           Philip J. Romano                             220,763   (6)                              1.74%
                           Chauncey E. Schmidt                           50,000   (8)                              . 40%
                           All Directors and
                              Executive Officers
                              as a Group (7
                              persons including
                              the above)                              1,461,504   (9)                              10.9 %

--------------------
(1) The address for all persons named is 7461 Callaghan Road, San Antonio, Texas 78229.

(2) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as otherwise indicated.

(3) Unless otherwise indicated below, the percentage of ownership is based upon 12,591,137 shares of Common Stock outstanding, which includes 766,659 shares of Common Stock into which outstanding shares of Preferred Stock are convertible and which the holders of the Preferred Stock are entitled to vote.

(4) Includes 265,000 shares subject to currently exercisable stock options. The percentage of ownership is based on 12,856,137 shares outstanding.

(5) Includes 255,000 shares subject to currently exercisable stock options. The percentage of ownership is based on 12,846,137 shares outstanding.

(6) Includes 85,000 shares subject to currently exercisable stock options. The percentage of ownership is based on 12,676,137 shares outstanding.

(7) Includes 36,666 shares subject to currently exercisable stock options. The percentage of ownership is based on 12,627,803 shares outstanding.

(8) Includes 50,000 shares subject to currently exercisable stock options. The percentage of ownership is based on 12,641,137 shares outstanding.

(9) Includes 813,833 shares subject to currently exercisable stock options. The percentage of ownership is based on 13,404,970 shares outstanding.


                                RELATIONSHIP WITH
                         INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen & Co., San Antonio, Texas has been engaged by the Board of Directors of the Company as independent public accountants for the Company and its subsidiaries for the fiscal year 1995, and it is expected that such firm will serve in that capacity for the 1996 fiscal year. Management expects that a representative of Arthur Andersen & Co. will be present at the Annual Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by stockholders.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business which will be presented for consideration at the Annual Meeting other than that specified herein and in the Notice of Annual Meeting of Stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY WHOSE PROXY IS SOLICITED BY THE FOREGOING PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON ADDRESSED TO RALPH BROWN, SECRETARY, DOCUCON, INCORPORATED, 7461 CALLAGHAN ROAD, SAN ANTONIO, TEXAS 78229. SUCH A REQUEST FROM A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK MUST CONTAIN A GOOD-FAITH REPRESENTATION BY SUCH PERSON THAT, AS OF APRIL 8, 1996, HE WAS A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK.

         Please SIGN and RETURN the enclosed Proxy promptly.

                                             By Order of the Board of Directors:

                                             RALPH BROWN
                                             Secretary

April 21, 1996

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